EXHIBIT 99.2

GSAMP 2005-HE5 -- New Issue Announcement - AAA's
(external) GS Lead
Manager & Sole Bookrunner $861mm approx

Class   S&P/Mdy   Size(mm)   Cr.Spt   AvL    Prin.Wndw     Guidance
A1      AAA/Aaa    407.092   24.25%   2.41   12/05-03/13   Not offered
A2A     AAA/Aaa    159.397   24.25%   1.00   12/05-10/07   1mL+10a
A2B     AAA/Aaa     98.733   24.25%   3.00   10/07-04/11   1mL+24a
A2C     AAA/Aaa     38.352   24.25%   6.84   04/11-03/13   1mL+34a
M1      AA+/Aa1     37.153   20.25%   5.10   06/09-03/13   1mL+41a
M2      AA+/Aa2     33.901   16.60%   5.04   04/09-03/13   1mL+43a
M3      AA+/Aa3     23.685   14.05%   5.01   03/09-03/13   1mL+46a
M4      AA/A1       16.719   12.25%   4.99   02/09-03/13   1mL+60a
M5      AA-/A2      16.718   10.45%   4.98   02/09-03/13   1mL+63a
M6      A+/A3       14.397    8.90%   4.97   01/09-03/13   1mL+68a
M7      A/Baa1      15.325    7.25%   4.96   01/09-03/13   1mL+125a

Preliminary Termsheet -- attached

Expected Deal Timing:
Launch/Price -- w/o October 31
Settlement -- November 22
First Distribution Date -- December 27, 2005
Legal Final -- November, 2035

GSAMP 2005-HE5 -- Intex Preprice
Deal Name : gsa05he5
Password : A9KV

GS Structured Products Global Syndicate

Europe: Mitch Resnick & Tets Ishikawa +44 (0)20 7774-3068
Asia: Omar Chaudhary +81 (3) 6437-7198
N. America: Bunty Bohra, Scott Wisenbaker, Asif Khan, Scott Walter & Tony Kim +1 (212) 902-7645

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This material has been prepared specifically for you and contains
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disclaimer
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

Deal
----
Date                            10/1/2005
Deal Size                    $937,411,593

Other DEAL INFO
---------------
Lead                         GS
Originator[s]                SOUTHSTAR FUNDING LLC, GS CONDUIT
Servicer[s]                  LITTON
Raters                       S&P, Moody's

POOL SUMMARY DATA
-----------------
Agency Conforming                   87.09
Non Conforming                      12.91
Prefunding (if any)                     0
No of Loans                          6250
Average Loan Size             $149,985.85
WAC                                 7.535
WA LTV                               82.5
% First Lien                        98.03
% Owner Occ                         92.25
% Purchase                          62.54
% Cash out                          30.71
% Full Doc                          43.74
% Reduced/Limited Doc               13.66
% Stated Income                     41.57
% No docs                            1.04
WA FICO                           638.585
FICO Range                   500-821

Mortgage Indices
----------------
Floating Rate Mortgages             84.57
Fixed Rate                          15.43
2/28 Float                          74.83
3/27 Float                           8.39
5/25 Float                           1.34
IO Mortgages                        40.83

LOAN SIZE
---------
Loans < 100k                        15.65
Loans < 75k                         6.675
Loans > 350k                       14.633
Loans > 500k                        4.253
Loans > 750k                        0.082

Income Strats
-------------
Average DTI                         41.03
DTI 40-45%                          22.63
DTI 45-50%                          30.98
DTI 50-55%                            7.5
DTI > 55%                            0.31

GEOGRAPHIC
----------
California                           5.84
North California                     2.32
South California                     3.52
Florida                             15.54
Illinois                             2.83
Michigan                             2.03
Texas                                4.56
Colorado                             2.69
New York                             2.41
New Jersey                           1.74
Virginia                             4.46
Washington                           0.38
Mass                                 3.36

Property Type
-------------
Single Prop                         64.52
PUD                                 24.27
2-4 Family                           5.89
Condo                                5.29
MH                                      0

FICO
----
Fico < 600                         20.658
Fico < 580                          8.072
Fico < 560                          3.791
Below 520                            0.63
521 - 540                            1.07
541 - 560                            2.31
561 - 580                            4.71
581 - 600                            12.8
601- 620                            14.03
621 - 640                           20.46
641 - 660                              15
661 - 680                           10.64
681 - 700                            7.66
701-720                               4.4
721 - 740                            2.54
Above 740                            3.75

LTV
---
<=50                                 0.91
50.01-55                             0.25
55.01-60                             0.67
60.01-65                             1.39
65.01-70                                2
70.01-75                             3.95
75.01-80                            60.08
80.01-85                             5.06
85.01-90                            11.02
90.01-95                             6.63
95.01-100                            8.05
> 100%                                  0
> 80%                               30.76
> 90%                               14.68

Average Seasoning                   2.263
% > 3 months                        13.92
mortgage insurance if any               0
MI providers                N/A
excess spread - ave 1st yr         2.1053

DELINQUENCIES
-------------
30-59 day past                          0